Exhibit 23.2

Consent of Independent Registered Public Accounting Firm

We hereby consent to the use in this Registration Statement on Form S-1 of Intcomex, Inc. of our report dated January 31, 2007, relating to the financial statements of Centel, S.A. de C.V., which appears in such Registration Statement.

We also consent to the reference to us under the caption “Experts” in such Registration Statement.

/s/ PricewaterhouseCoopers

PricewaterhouseCoopers

Mexico City

July 17, 2007

Consent of Figueroa Jiménez & Co., S.A. Independent Auditors

Intcomex Inc. and Subsidiaries

Miami, Florida

We hereby consent to the use in the Prospectus constituting a part of this Registration Statement of our report dated January 30, 2006, relating to balance sheet of Intcomex S.A. de C.V., at December 2005, and related statements of income, stockholders’ equity and cash flows for the years ended December 31, 2005 and 2004, which is contained in that Prospectus.

We also consent to the reference to us under the caption “Experts” in the Prospectus.

Figueroa Jiménez & Co., S.A.

Registry No. 215

/s/ Ciro Rómulo Mejia González

Partner

Registry No. 2234

San Salvador, El Salvador, July 18, 2007

Consent of Independent Registered Public Accounting Firm

Intcomex Inc. and Subsidiaries

Miami, Florida

We consent to the reference to our firm under the caption “Experts” and to the use of our report dated February 17, 2006, with respect to the financial statements of Computación Monrenca Panama, S. A., not included in the Registration Statement (Form S-1) and related Prospectus of Intcomex, Inc. for the registration of shares of its Common Stock.

/s/ Ernst & Young

Panama, Republic of Panama

July 20, 2007

Consent of Independent Registered Public Accounting Firm

Intcomex Inc. and Subsidiaries

Miami, Florida

We consent to the reference to our firm under the caption “Experts” and to the use of our report dated February 4, 2005 (except for Note 7 as to which the date is August 4, 2006) with respect to the financial statements of Intcomex de las Americas, S. A., not included in the Registration Statement (Form S-1) and related Prospectus of Intcomex, Inc. for the registration of shares of its Common Stock.

/s/ Ernst & Young

Panama, Republic of Panama

July 20, 2007